EXHIBIT 1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:    January 12, 2001

                                            AUGUSTINE FUND, L.P.

                                        By: AUGUSTINE CAPITAL MANAGEMENT, LLC
                                            General Partner

                                        By: /s/ JOHN T PORTER
                                            --------------------------------
                                            John T. Porter, President


                                            AUGUSTINE CAPITAL MANAGEMENT, LLC

                                        By: /s/ JOHN T. PORTER
                                            --------------------------------
                                            John T. Porter, President


                                            DEVENSHIRE MANAGEMENT CORPORATION

                                        By: /s/ TODD SANDERS
                                            --------------------------------
                                            Todd Sanders, President


                                            ALLIANCE FINANCIAL NETWORK, INC.

                                        By: /s/ WILLIAM BOSSUNG
                                            --------------------------------
                                            William Bossung, President


By: /s/ JOHN T. PORTER
    --------------------------------
    John T. Porter

By: /s/ BRIAN D. PORTER
    --------------------------------
    Brian D. Porter

By: /s/ THOMAS DUSZYNSKI
    --------------------------------
    Thomas Duszynski

By: /s/ DAVID R. ASPLUND
    --------------------------------
    David R. Asplund

By: /s/ TODD SANDERS
    --------------------------------
    Todd Sanders

By: /s/ WILLIAM C. BOSSUNG
    --------------------------------
    William C. Bossung

By: /s/ DAVID M. MATTESON
    --------------------------------
    David M. Matteson


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